UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 16, 2005
                        (Date of earliest event reported)

                            HERITAGE WORLDWIDE, INC.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                         000-28277                13-4196258
(State or Other Jurisdiction     (Commission File No.)        (IRS Employer
   of Incorporation)                                       Identification No.)

                             337 Avenue de Bruxelles
                         83507 La Seyne-Sur-Mer (France)
                    (Address of Principal Executive Offices)
                              (011) (33) 494-109810
              (Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 16, 2005, Heritage Worldwide, Inc. issued a press release announcing its results of operations for the first half of fiscal year 2005. A copy of the press release is attached as Exhibit 99 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Title

99            Press release issued by Heritage Worldwide, Inc. on May  16, 2005


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. HERITAGE WORLDWIDE, INC.

                                                 By:   /s/ Claude Couty
                                                       -------------------------
                                                 Name:  Claude Couty
                                                 Title: Chief Financial Officer


Date: May 16, 2005

EXHIBIT INDEX

Exhibit       Description

99            Press release issued by Heritage Worldwide, Inc. on May 16, 2005